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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

                                Current Report

           Pursuant to Section 13 or 15(d) of Securities Act of 1934


        Date of Report (Date of earliest event reported):  May 25, 1999


                              SCPIE HOLDINGS INC.
            (Exact name of registrant as specified in its charter)

           Delaware                        1-12449                        954557980
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification No.)
        incorporation)

  1888 Century Park East, Suite 800 (Administration), Los Angeles, California
                                  90067-1712
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (310) 551-5900

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     This Current Report on Form 8-K is filed by SCPIE Holdings Inc., a Delaware corporation (the "Company"), in connection with the transactions described herein.

Item 5 - Other Events

     On May 25, 1999 the Company entered into a Credit Agreement among SCPIE Holdings Inc., as Borrower, and The Financial Institutions Named Herein, as Lenders, and Union Bank of California, N.A., as Administrative Agent and Arranger, and First Union National Bank, as Documentation Agent (the "Agreement"). Under the Agreement, the Company may borrow up to $75,000,000, subject to certain conditions. The proceeds from the Agreement are intended to be used by the Company for general corporate purposes and to complete acquisitions as permitted by the Agreement.

Item 7 - Financial Statements and Exhibits

     (c) Exhibits

            10.1 Credit Agreement among SCPIE Holdings Inc., as Borrower, and the Financial Institutions named herein, as Lenders, and Union Bank of California, N.A., as Administrative Agent and Arranger, and First Union National Bank, as Documentation Agent, dated May 25, 1999.











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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 15, 1999                 SCPIE HOLDINGS INC.


                                         By: /s/ Patrick T. Lo
                                             -----------------------
                                             Patrick T. Lo
                                             Chief Financial Officer

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